OMB APPROVAL
OMB Number:	3235-0059
Expires:	February 28, 2006
Estimated average burden hours per response	14.73

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Scudder Value Series, Inc.

Scudder Technology Fund

Scudder Advisor Funds

Scudder Tax Free Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

21ST CENTURY GROWTH FUND

DYNAMIC GROWTH FUND

LARGE COMPANY VALUE FUND

MUNICIPAL BOND FUND

TECHNOLOGY INNOVATION FUND

Important Proxy News

SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 10, 2004

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the above-referenced Scudder Funds. This meeting is scheduled for December 10, 2004 at 9:00 a.m. Eastern Time at the offices of Deutsche Investment Management Americas, Inc., 345 Park Avenue, 27th floor, New York, NY 10154. Our records indicate that we have not yet received your voting instructions.

You are being asked to approve an Agreement and Plan of Reorganization for your Fund. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the proxy statement and recommends that you vote “For” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and avoid the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before 9:00 a.m. on December 10, 2004.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone. Please call Georgeson Shareholder Communications, Inc. toll-free at 888-288-5518. Representatives are available to take your vote Monday through Friday between the hours of 9:00a.m. and 11:00p.m. and Saturday from 12:00p.m. to 6:00p.m. Eastern Time.

2. By Internet. Visit https://proxyvote.com and enter the 12-digit control number located on your proxy card.

3. By Touch-tone Phone. Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail. Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

Please take a moment and vote today

NOBO

21ST CENTURY GROWTH FUND

DYNAMIC GROWTH FUND

LARGE COMPANY VALUE FUND

MUNICIPAL BOND FUND

TECHNOLOGY INNOVATION FUND

Important Proxy News

SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 10, 2004

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the above-referenced Scudder Funds. This meeting is scheduled for December 10, 2004 at 9:00 a.m. Eastern Time at the offices of Deutsche Investment Management Americas, Inc., 345 Park Avenue, 27th floor, New York, NY 10154. Our records indicate that we have not yet received your voting instructions.

You are being asked to approve an Agreement and Plan of Reorganization for your Fund. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the proxy statement and recommends that you vote “For” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and avoid the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before 9:00 a.m. on December 10, 2004.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet. Visit https://proxyvote.com and enter the 12-digit control number located on your proxy card.

2. By Touch-tone Phone. Dial the toll-free number found on your proxy card and follow the simple instructions.

3. By Mail. Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

Please take a moment and vote today

OBO

21ST CENTURY GROWTH FUND

DYNAMIC GROWTH FUND

LARGE COMPANY VALUE FUND

MUNICIPAL BOND FUND

TECHNOLOGY INNOVATION FUND

Important Proxy News

SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 10, 2004

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the above-referenced Scudder Funds. This meeting is scheduled for December 10, 2004 at 9:00 a.m. Eastern Time at the offices of Deutsche Investment Management Americas, Inc., 345 Park Avenue, 27th floor, New York, NY 10154. Our records indicate that we have not yet received your voting instructions.

You are being asked to approve an Agreement and Plan of Reorganization for your Fund. After careful review, your Fund’s Board of Trustees has approved the proposal as detailed in the proxy statement and recommends that you vote “For” the proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes, avoid the cost of additional solicitation, and avoid the possibility of a meeting adjournment. Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions before 9:00 a.m. on December 10, 2004.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone. Please call Georgeson Shareholder Communications, Inc. toll-free at 888-288-5518. Representatives are available to take your vote Monday through Friday between the hours of 9:00a.m. and 11:00p.m. and Saturday from 12:00p.m. to 6:00p.m. Eastern Time.

2. By Internet. Visit https://vote.proxy-direct.com and enter the 14-digit control number located on your proxy card.

3. By Touch-tone Phone. Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail. Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

Please take a moment and vote today

REG